Exhibit 10.13
Execution Version
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
1.This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 28, 2020, is among Aspen Insurance Holdings Limited (“Aspen”), the undersigned Subsidiary Borrowers (together with Aspen, each a “Borrower” and collectively the “Borrowers”), the several banks that are parties hereto, and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement (as defined below).
2.WHEREAS, the Borrowers, various banks, the Collateral Agent and Barclays Bank PLC, as administrative agent, entered into a Second Amended and Restated Credit Agreement dated as of March 27, 2017, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of March 11, 2020 (the “Credit Agreement”); and
3.WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein;
4.NOW, THEREFORE, the parties hereto agree as follows:
1.    Amendments. Subject to Section 2 below, the Credit Agreement is hereby amended as follows:
(a)Paragraph (b) of Section 7.1, Financial Condition Covenants, of the Credit Agreement is amended to read in its entirety as follows:
(b)Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth as at any date to be less than the sum of (i) $1,891,100,000, (ii) 25% of Consolidated Net Income during the period from January 1, 2020 to and including such date (if positive) and (iii) 25% of the aggregate Net Cash Proceeds of all issuances by the Company of shares of its Capital Stock during the period from January 1, 2020 to and including such date.
2.    Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:
(a)The Administrative Agent shall have received a counterpart of this Amendment executed by the Borrowers, the Administrative Agent and the Required Lenders.

(b)The representations and warranties of the Borrowers contained in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the Amendment Effective Date, with the same effect as though made on such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(c)No Default has occurred and is continuing or will result from the effectiveness of this Amendment.
3.    Borrower Representations. Each Borrower hereby represents and warrants, on and as of the Amendment Effective Date, that (i) the representations and warranties applicable to such Borrower contained in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the Amendment Effective Date, with the same effect as though made on such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (ii) this Amendment has been duly authorized, executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law) and to applicable bankruptcy, insolvency, and similar laws affecting the enforcement of creditors’ rights generally and (iii) no Default shall have occurred and be continuing, both immediately before and after giving effect to the applicable provisions of this Amendment.
4.    Reaffirmation of Loan Documents. Each Borrower agrees that each Loan Document to which it is a party remains in full force and effect and is hereby ratified and confirmed. The amendments provided for herein are limited to the specific sections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to consent to any action requiring consent under any other provision of the Credit Agreement.
5.    Other. The provisions of Sections 11.5, 11.9, 11.12, 11.13 and 11.20 of the Credit Agreement are incorporated herein by reference as if set forth in full herein, mutatis mutandis.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ASPEN INSURANCE HOLDING LIMITED,

as a Borrower

By:	/s/ Mark Pickering

Name: Mark Pickering
Title: Group Treasurer

ASPEN BERMUDA LIMITED,

as a Borrower

By:	/s/ Christian Dunleavy

Name: Christian Dunleavy
Title: Chief Executive Officer

ASPEN INSURANCE UK LIMITED,

as a Borrower

By:	/s/ Michael Cain

Name: Michael Cain
Title: Director

ASPEN (UK) HOLDINGS LIMITED,

as a Borrower

By:	/s/Michael Cain

Name: Michael Cain
Title: Director
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

ASPEN SPECIALTY INSURANCE COMPANY,

as a Borrower

By:	/s/ Kenneth Cadematori

Name: Kenneth Cadematori
Title: CFO

ASPEN U.S. HOLDINGS, INC.,

as a Borrower

By:	/s/ Kenneth Cadematori

Name: Kenneth Cadematori
Title: CFO

ASPEN UNDERWRITING LIMITED,

as a Borrower

By:	/s/ Stuart Riley

Name: Stuart Riley
Title: Director

ASPEN AMERICAN INSURANCE COMPANY,

as Borrower

By:	/s/ Kenneth Cadematori

Name: Kenneth Cadematori
Title: CFO

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

BARCLAYS BANK PLC,

as Administrative Agent and a Lender

By:	/s/ Karla Maloof

Name: Karla Maloof
Title: Managing Director

Executed in New York

Executed in New York

CITIBANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ John Modin

Name: John Modin
Title: Managing Director
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

THE BANK OF NEW YORK MELLON,

as a Lender

By:	/s/ Michael Pensari

Name: Michael Pensari
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH,

as a Lender

By:	/s/ Annie Chung

Name: Annie Chung
Title: Director
By:	/s/ Ming K Chu

Name: Ming K Chu
Title: Director
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

LLOYDS BANK CORPORATE MARKETS PLC,
as a Lender

	By:	/s/ Kamala Basdeo
Name: Kamala Basdeo
Title: Assistant Vice President

	By:	/s/ Tina Wong
Name: Tina Wong
Title: Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Maria Teresa Pereyra Lopez
Name: Maria Teresa Pereyra Lopez
Title: VP, Global Relationship Banker,
FIG Insurance

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

By:	/s/ Glenn Schuermann
Name: Glenn Schuermann
Title: Vice President
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]